As filed with the Securities and Exchange Commission on December 9, 2005

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-9094
Leuthold Funds, Inc.
(Exact name of registrant as specified in charter)
100 N. Sixth Street, Suite 412A, Minneapolis, MN 55403
(Address of principal executive offices) (Zip code)
Steven C. Leuthold
100 N. Sixth Street, Suite 412A, Minneapolis, MN 55403
(Name and address of agent for service)
612-332-9141
Registrant’s telephone number, including area code
Date of fiscal year end: September 30, 2005
Date of reporting period: October 1, 2004- September 30, 2005

Item 1. Report to Stockholders.
Annual Report
September 30, 2005
The Leuthold Funds
Leuthold
Core Investment Fund
Leuthold
Select Industries Fund
Grizzly
Short Fund

The Leuthold Funds
Dear Fellow Shareholders:
At the outset, we’d like to thank all of you for your support over the last twelve months. Our three mutual funds have experienced over $500 million in net new inflow over this period. Your continued confidence in our investment management is most appreciated.

As a growing firm, we have worked hard to maintain the high level of quality, diligence and thoroughness that has come to characterize our investment process. While growth certainly offers unique challenges at times, we are excited that our longstanding investment strategies and approaches have become even more widely recognized and accepted by individual and professional investors over the last year. However, first and foremost, we pride ourselves on adhering to the very same investment philosophies and objectives that have helped us achieve this growth in the first place.
     A year ago in this annual letter we were estimating, based on past market cycles, that over the next 18-months, additional gains for the S&P 500 would perhaps fall in the range of 10%-15% from September 2004 closing levels. A year later, through September 30th 2005, the S&P 500 was up 12.25% over that time frame, falling within the range of our prior year’s 18-month target. Over the 12-months ended September 30th, 2005, our flexible Leuthold Core asset allocation fund appreciated 18.26%, and the Leuthold Select Industries all-equity fund gained an impressive 31.08%, both far exceeding the gain in the S&P 500. However, our ’bear market’Grizzly Short Fund (always 100% short) lost 10.00%, which was close to the same percentage that the S&P 500 gained (+12.25%).
➢	As we have often warned Grizzly Fund shareholders, it is very difficult (some would say impossible) to profit with an all-short stock portfolio during a rising market. Per the Prospectus, the Grizzly Short Fund (typically employed for hedging or speculative purposes) is always 100% short, regardless of our own market opinion.
THE INVESTMENT OUTLOOK
     During September 2005, our composite analysis of over 175 different market indicators led us to conclude that the risks within the U.S. stock market had risen to a level that warranted a much more defensive structure within our flexible asset allocation portfolio. Since the end of the Funds’ fiscal year (September 30th), the stock market has continued to rise, however we believe that the risks in the stock market still outweigh the potential for additional bull market gains.
     As of the stock market’s closing level on November 21, 2005, the S&P 500 stood at about 1255, which approximates the target level for a cyclical peak within our long-term analysis of past bull market cycles since 1900. Considering the accumulated evidence before us, we conclude the potential upside from current levels is quite minimal, and the probabilities of a bear market developing in the near term have risen substantially.
➢	The current economic expansion is now four years old, compared to the median length of 3-1/2 years since WWII. (However, the two expansions prior to the current expansion averaged nine years in duration.)

➢	Post WWII economic history also indicates that new bear markets in stocks get underway before an economic expansion ends — an average of 6-7 months sooner. This is why the stock market is considered a “lead indicator”for the economy.

The Leuthold Funds
     Of course, models based purely on the stock market and economic history are far from precise and thus can be only considered as proxies for what might be considered “typical” or “normal”. Nevertheless, as students of market history, we are very cautious in our investment outlook for the next 12-months, and have now taken steps to reduce risks within our portfolios.
     While the current economic expansion continues to look healthy and strong, history also warns us that this economic expansion is now somewhat beyond what would be considered “normal” in terms of duration, and could possibly peak sometime in early 2006. Certainly, past experience demonstrates that market and economic cycles can extend beyond their long term averages, but we believe a heightened sense of skepticism is clearly appropriate when the current market cycle extends beyond historical norms.
     On a total return, cumulative basis, the S&P 500 is now up 70.44% from its October 9, 2002, low through November 21, 2005, while the Leuthold Select Industries Fund is up 120.40%, and even the relatively lower risk Leuthold Core Investment Fund is up 95.25% over the same time frame.
➢	In summary, it’s been quite a ride for the U.S. stock market and economy over the last three years. But in terms of our 2006 stock market outlook, we feel that the weight of the evidence now suggests that a downturn in the stock market and economic cycles may likely occur in the coming year.
     While our stock market outlook seems quite defensive, investors in the Leuthold Select Industries Fund should keep in mind that this Fund, per its Prospectus, remains fully invested in stocks. If a bear market develops in coming quarters, our Select Industries Fund may go down as much or more than the market averages. (On the other hand the Grizzly Short Fund may do very well.)
➢	All things considered, for those interested in a flexible, diversified approach, we believe an appropriate Fund for long-term investors would be our flagship Fund, the Leuthold Core Investment Fund.
     Leuthold Core Investment Fund: This Fund’s strategy is to be flexible, value-oriented, and risk-averse. The Leuthold Core Investment Fund adjusts asset class exposure, based on underlying market dynamics and trends, in order to avoid undue risk, and attempt to take advantage of areas that appear poised to outperform. Assets are actively allocated between stocks, bonds, money market instruments, and foreign securities. When appropriate, the Fund may also hedge by selling short certain securities when our disciplines indicate potential underlying market weakness. While at times individual allocations may appear unorthodox, these individual pieces assemble to carry out the Fund’s guiding principles: make and keep positive returns.
➢	Through September 30, 2005, Morningstar rated this Fund “Five-Stars Overall” within the “Moderate Allocation” category containing 693 funds.

➢	The Morningstar rating is based on historical risk-adjusted performance calculated from the Fund’s 3- 5- and 10-year (if applicable) average annual returns, with a Five-Star rating being the highest, and awarded to the top 10% of funds in a category. The Fund is also rated “Five-Stars” for both the 3-year and 5-year periods ended September 30, 2005, out of 693 and 518 funds, respectively, within the Moderate Allocation category. Rating subject to change each month.

The Leuthold Funds
     Leuthold Select Industries Fund: Unlike the Leuthold Core Investment Fund, we cannot apply our asset allocation dexterity in this Fund. The Leuthold Select Industries Fund is mandated to remain 100% invested in stocks at all times. This attribute results in the potential for considerable volatility, undoubtedly higher risk, and the probability investors will lose money when the stock market declines significantly.
➢	Through September 30, 2005, Morningstar rated this Fund “Five-Stars Overall” within the “Mid-Cap Growth”category containing 655 funds.

➢	The Fund is also rated “Five-Stars” by Morningstar for both the 3-year and 5-year periods ended September 30, 2005, out of 655 and 464 funds, respectively, within the Mid-Cap Growth category. Rating subject to change each month. This ’star’ rating is based on historical risk-adjusted performance, calculated from the Fund’s 3- 5- and 10-year (if applicable) average annual returns. (The top 10% of funds in a category receive 5 stars, the next 22.5% receive 4 stars, middle 35% receive 3 stars, next 22.5% receive 2 stars, and the bottom 10% receives 1 star.) Ratings are subject to change each month.
     The Select Industries Fund strategy is based on industry stock selection, industry group rotation, and sector concentrations. It is driven by a quantitative evaluation of stocks spanning over 140 equity-industry groups, attempting to detect where there may be collective strength and emerging leadership potential, while exposing areas that appear vulnerable.
➢	The element of sector/industry group concentrations results in this Fund’s higher volatility profile, being potentially more risky while offering potentially more reward.
     Grizzly Short Fund: This is an actively managed Fund that is 100% short a package of individual stocks. Short-selling strategies are aimed at profiting when stock prices decline. Even when our firm is bullish toward the stock market, the Grizzly Short Fund’s policy mandates the portfolio to target 100% short exposure, regardless of the trend of the market. Because of this, shareholders should anticipate they will likely lose money investing in this Fund when stock prices, in general, are in a rising trend.
     The Grizzly Short Fund is a tool for sophisticated users. Those who employ this Fund are often traders and other speculators anticipating the market may decline, in order to tactically regulate stock market risk, or used in varying degrees with other complex portfolio strategies. This is not a Fund for buy and hold investors!
➢	The Grizzly Short Fund typically maintains approximately equally-weighted short positions in about 50 individual stocks, initially selected per a multi-factor quantitative discipline. Each position is monitored daily and subject to a set of short covering disciplines.
A LOOK IN THE REAR VIEW MIRROR
➢	In this section we summarize and provide an overview of the performance (good and bad) of our three Leuthold Funds for the fiscal year ended 9/30/05.

The Leuthold Funds
Leuthold Core Investment Fund
     This is our flagship Fund, with current assets (November 21, 2005) of almost $1.3 billion. As previously noted, for the year ended September 30th, the Fund posted a total return of +18.26% compared to +12.25% for the S&P 500. Most of this positive return for the Core Fund came from the common stock commitments,both in “Emerging Market” equities, and the “Select Industries”portion of the portfolio. For the year, an average of 6% of assets was invested in emerging market equities, with 53% on average in the Select Industries equity allocation. For the 12-months ended September 30th, our equity commitment in emerging market equities resulted in a 43% gain, while the Select Industries portion of the equity exposure added more than 31%.
     As a result of deterioration in the readings of our disciplined “weight of the evidence”market analysis, our equity exposure was trimmed in mid-September. Additional weakening in this analysis caused us to further reduce equity exposure to our normal guideline minimum of 30% (in early October 2005). This was accomplished by an overall reduction in equity exposure combined with an equity hedging strategy via our Grizzly Short Fund methodology. As it stands,equity exposure remains near these 30% target minimums.
     Our Core Fund’s normal minimum guideline for fixed income is 30% of assets. But, with interest rates still expected to rise further, from historically low levels, we remained resolute in our opinion that there was still much risk with many bond market instruments, and we continued to avoid traditional fixed income exposure for much of the year. Identifying attractive fixed income opportunities on a risk-reward basis proved to be a difficult task during the previous 12 months. In early 2005,we eliminated our 9% position in High Yield Utility common stocks, which we carried in the Portfolio as a fixed income proxy.
     One area of the bond market that did appear to offer a tactical opportunity was in corporate automotive bonds (GMAC and Ford credits). We established a position in these bonds back in May 2005,as the auto industry was hit with a plethora of bad news and debt downgrades. This investment paid off quickly and we have since sold the GMAC position at about a 17% gain after a five month holding period. We continue to hold a small position,about 4%,in the Ford credits at this time.
     Over the last year, we continued to employ a tactical fixed-income hedge (Zero coupon Treasuries). This is a position that profits from rising interest rates, and we believe the odds favor rates to continue to rise from their historically low levels. This hedging strategy has been more effective in recent months; however the monthly gains have generally been few and far between during the last year. The current hedge was initiated at the beginning of September 2004, and remains in effect at this time. Although this allocation has been subtractive to performance results most of the year,we suspect this hedging strategy will eventually reward us in coming quarters.
     As previously mentioned, we also have employed a tactical hedge to adjust our equity exposure, as a means for moderating stock market risk. At September 30th 2005, the equity hedge represented close to 15% of assets, with the fixed income hedge representing about 9% of assets. This equity hedging strategy was also used from late-2004 through early-2005 as our analysis caused us to make moderate reductions in our equity exposure.
     We continue to see a favorable secular story unfolding for Industrial Metals. We introduced this investment to the Core Fund in early 2004 and view it as an outstanding long-term opportunity – perhaps a three to four-year play. The basis behind this investment is a global supply/demand imbalance. We believe global demand for these metals will continue to be strong, with growth in the Pacific-Rim being a significant driver. On the supply side, we have

The Leuthold Funds
experienced a decade of under-investment as depressed metals prices caused companies to reduce production and shutter mines during the 1990s. It could be a number of years before production can be increased enough to satisfy the growing global demand.
     As you may have already read,Refco Inc.,one of the largest global commodities firms,filed for bankruptcy shortly after the fiscal year ended for the Core Fund on September 30th. Refco holds a small percentage of our Core Fund’s assets (Industrial Metals positions). We have filed a complaint with the bankruptcy court seeking the return of these assets. The Core Fund is currently valuing the assets that are the subject of the complaint pursuant to its fair value pricing policy. However, in order to continue to attempt to benefit from our bullish long-term outlook for Industrial Metals,we have established an Industrial Metals proxy within the portfolio,using a package of Industrial Metals stocks.
     Over the last 12-months ended 9/30/05,the Leuthold Core Investment Fund’s +18.26% total return beat the S&P 500 by over 600 basis points. However, keep in mind our primary objective is not to beat some market index. It is not difficult to achieve positive results investing in stocks during a strong rising market,but our normal maximum limit of 70% in equity exposure can make it difficult for the Core Fund to match or exceed a stock market index that is 100% invested in stocks. Our primary objective is to make and keep positive returns for our investors. This means attempting to reduce risk when market conditions are looking less favorable or downright dire, as they were in 2000-2002. In recognition that we could again be entering an adverse phase in the stock market cycle, this is why we have reduced equity market exposure in our Core Fund portfolio at this time.
     The last five years shows how productive our approach can be. But it is no assurance we will do as well in future unfavorable stock market periods.
➢	Over the last five years (ended September 30, 2005), the Leuthold Core Investment Fund has a very wide performance advantage compared to the stock market. The Core Fund’s cumulative total return gain of +62.03% (+10.13% annualized), compares to the S&P 500’s cumulative total return loss of -7.21% (-1.48% annualized), and the Lipper Flexible Fund Index’s cumulative total return gain of +7.68% (+1.49% annualized).
Leuthold Select Industries Fund
     As previously noted, this all-equity Fund was up 31.08% for the year ended September 30, 2005, compared to a 12.25% gain for the S&P 500. This latest 12-month gain for the Select Industries Fund compares with its 17.88% gain for the previous 12-month period (September 30,2003 – September 30,2004).
➢	Since inception (June 19, 2000) through September 30, 2005, the Leuthold Select Industries Fund has produced a cumulative total return gain of +60.70% (+9.39% annualized) compared to a cumulative total return loss of -10.02% for the S&P 500 (-1.98% annualized).
     A year ago, as of October 2004, the Leuthold Select Industries Fund was heavily weighted in Basic Materials and Oil Patch stocks. The combined weight of these two sectors made up 32% of portfolio assets, including group positions in Industrial Metals,Steel,and Oil & Gas Exploration stocks.

The Leuthold Funds
     Through the past year, the composition of the Leuthold Select Industries Fund has not changed dramatically. In fact, five of the eight group positions held in the Select Industries portfolio on September 30, 2004, remain in the portfolio today, including Industrial Metals, Health Care Cost Containment, Independent Power Producers, Life & Health Insurance,and Oil & Gas Exploration/Production. Each of these long-term group positions has contributed to the portfolio’s performance leadership during the last twelve months. Not only does this demonstrate that sector rotation strategies do not necessarily result in a high rate of turnover, but also shows how our quantitative approach to industry group selection can be successful in helping us to identify areas of longer-term leadership potential in the stock market.
➢	Almost 58% of the current portfolio mix as of September 30, 2005, is composed of industry groups that have been activated in the portfolio for more than one year.
     The best equity industry group gains for this Fund (and the Core Fund’s “Select Industries” equity exposure), for the 12-months ended September 30th, were Oil & Gas Exploration stocks, Steel, Industrial Metals, Independent Power Producers,Health Care Cost Containment, and Life & Health Insurance. Five of these top six group performers remain in the equity portfolio today.
     Our biggest disappointment was from our investment in Photographic Products stocks (no longer in portfolio). Although there were relatively few disappointments in our group selections during the last twelve months, our unrealized losses in Airlines and Big Pharma stocks, have not been performance additive to date. Note however, that both group positions continue to look strong from a quantitative standpoint and continue to be held within the Select Industries portfolio.
Grizzly Short Fund
     In last year’s annual letter we wrote, “...history indicates that in terms of duration and magnitude, additional upside opportunities for the stock market may now be limited.” Since then, however, for the better part of the last twelve months, our market analysis continued to indicate that the underlying fundamentals favored upside potential for stocks, rather than downside – which is typically not conducive for our Grizzly Short Fund performance.
➢	During the last 12-months through September 30, 2005, the Grizzly Short Fund turned in a total return loss to end our fiscal year down 10.00%.
     Performance Note: When we discuss Grizzly Short Fund performance compared to the broad market indices, be aware that the relevant performance to consider is the “inverse” of the index benchmark when we cite results for market indexes, such as the S&P 500. For example, if the S&P 500 gains 5%, investors employing an S&P 500 index short would expect to lose about 5%. If the Grizzly Short Fund is down 3% over the same time frame, this would be considered value-added by short-sellers, on a relative basis, by having lost less money than the S&P 500 index short. Conversely, if the Grizzly Short Fund was down 7% during the comparable period, it would not be considered value-added relative to the S&P 500 index short.
     As previously noted, over the last twelve-months ended September 30, 2005, the Grizzly Short Fund lost 10.00%, compared to the S&P 500 gain of 12.25%. In this respect, the Grizzly Short Fund was value-added by over 2%, compared to having been short the S&P 500. However, during the last year, the characteristics of stocks held short in the Grizzly Fund have been more comparable to the S&P 500 Mid Cap index, which gained 22.15% over the last twelve

The Leuthold Funds
months. Hence, when compared to the inverse of this more analogous S&P 500 Mid Cap benchmark, our Grizzly Short Fund strategy outperformed significantly – losing less money by a wide margin.
     Despite losing money over the past twelve-months, our results ranged from good, to about “ on par,” when compared to the results of short-selling the major broad market averages. The following is our assessment of what we believe were the primary influences on Grizzly Short Fund performance during the year – the good and the not-so-good.
•	Negative Portfolio Influences
     We kicked off our fiscal year in the fourth quarter of 2004 with an 11.70% total return loss for the Grizzly Short Fund (versus the S&P 500 gain of +9.25%). In what is often considered a seasonally strong period for stocks in general, this was our worst quarterly performance during the fiscal year, both in terms of the size of the loss, and considering the relative performance versus the inverse of the S&P 500. During that three-month period (October 2004 – December 2004), our Grizzly Short Fund held its heavier concentrations in stocks from Information Technology, Consumer Discretionary, and Financial equity groups. Consequently, these were areas that benefited from the stock market rebound, and performed very strong in late 2004. Hence, these concentrations were big negative factors to the full year’s result, as we were not able to fully recover from that first three-month, large portfolio loss of almost 12%.
•	Positive Portfolio Influences:
     The disappointing performance from late 2004 was moderated in the first three-months of 2005, as the Grizzly Short Fund made back over half of its prior quarter’s loss, gaining 7.02% during the January – March period, while the S&P 500 was down 2.15%. We can attribute this value-added performance to our still heavier-weighted portfolio concentrations among stocks from Information Technology, Consumer Discretionary, and Financial equity groups – the same areas that contributed to our underperformance during the prior three-months.
     The second quarter of 2005 (April - June) was additionally value-added, on a relative basis, as our 100% short strategy lost just 0.67%, compared to an S&P 500 gain of 1.37%, a NASDAQ gain of 3.07%, and the S&P 500 Mid Cap index gain of 4.26%. During that three-month time frame, portfolio concentrations had shifted further away from Information Technology stocks, with more short side exposure in Consumer Discretionary and Financial stock holdings. By the end of June, the third heaviest portfolio concentration was focused in select Health Care sector equities.
•	Last 3-Months Relatively On Par:
     The Grizzly Short Fund lost 4.12% for the 3-month period (July – September) to end our fiscal year on 9/30/05, about on par with the index shorts of the popular broad market averages, as the S&P 500 was up 3.60%, the NASDAQ up 4.78%, and the S&P 500 Mid Cap index turned in a gain of 4.87%.
     At the end of this 2005 fiscal year, portfolio concentrations are now more heavily weighted in Financial sector stocks, but continue to have relatively heavy weights in Consumer Discretionary stocks, and in select Information Technology stocks.

The Leuthold Funds
     Please keep in mind that the Grizzly Short Fund has extremely high turnover. Sector concentrations and industry group exposure can fluctuate day to day, and there are limitations as to how much of the portfolio can be weighted within each area.
➢	These characteristics make it difficult to clarify any prevailing Grizzly Fund performance drivers or trends due to individual stock positions. Sector concentrations are more appropriate for illustrating how the performance results with this strategy were most influenced based on the underlying characteristics of short-stock positions.
     As previously discussed, by our measures we expect the stock market to be increasingly vulnerable in coming months. If we are correct,the results for our Grizzly Short Fund would be in a position to potentially profit there-from, as this strategy is intended to benefit from a market cycle experiencing more broad-based downside for stocks. Only time will tell if our expectations for an intermediate to longer-term stock market correction will transpire in the next year. Either way, the Grizzly Short Fund strategy is designed to attempt to find areas of weakness, regardless of the underlying trend of the market. However,shareholders should expect to lose money with a short-selling strategy if the stock market remains strong in 2006.
➢	Investors who are not experienced in short-selling and adjusting market risk should consider the Leuthold Core Investment Fund. The Core Fund has the flexibility to overlay this same short-selling strategy as a hedge over a portion of its portfolio, but only when management’s assessment of the stock market is cautious or negative, like now. (For more details on the Leuthold Core Investment Fund strategy, please refer to our discussion above.)
     The year-by-year results are volatile with the Grizzly Short Fund,and while the advantage for employing a short-selling strategy during down-market years is evident, we cannot stress the importance of being aware of the extreme down-side risk of short selling in a rising market. You should expect to lose money during rising market conditions.
     The risks of short selling aside, our message this year is similar to last year. We are concerned about the prospects for stocks in 2006. Our multi-dimensional analysis of market factors is currently showing deteriorating characteristics within the categories of Intrinsic Value, Economy/Interest Rates/Inflation, Attitudinal, and Supply/Demand. While a transition to a trend of stock market weakness is a more constructive environment for the Grizzly Short Fund strategy, we may be wrong in our current caution towards stocks, so there is certainly no assurance that the Grizzly Short Fund is poised for net gains in the coming year.
IN CLOSING
     Looking ahead, it should be evident from this letter that our outlook for the stock market in the coming year is considerably more negative than at any time during the last three years. While no market action ever exactly repeats the results of the past, it is important to recognize that financial history is a vast early-warning system. In addition,for us, our quantitative disciplines for each of our strategies are the guiding principles, designed to remove emotions and severely restrict judgments based on a Portfolio Manager’s personal bias. We believe that adherence to these disciplines and strategies allow us to identify opportunities and attempt to protect assets in both up and down market cycles.

The Leuthold Funds
     Our firm is employee-owned and operated. And, as we mentioned last year, although only Leuthold’s name is on the front door, we would like you to keep in mind that all our strategies have been team-managed; involving the many of the same professionals since the years the Funds were each introduced. The Portfolio Managers and other Chartered Financial Analysts make up the investment strategy committee. This structure allows for an improved flow of insight and opinion from a mixture of backgrounds and experience. While our team approach eliminates the risks associated with a ‘one man show’, it also serves as a function of checks-and-balances for ensuring adherence to the investment disciplines. Portfolio decisions must always align with the methodologies.
Sincerely,

Steve Leuthold Portfolio Team Leader	Andy Engel,CFA Co-Portfolio Manager	Eric Bjorgen,CFA Co-Portfolio Manager

Chuck Zender	Matt Paschke,CFA
Co-Portfolio Manager	Co-Portfolio Manager

The Leuthold Funds
Expense Example — September 30,2005
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (April 1, 2005 – September 30, 2005).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Funds charge no sales load or transactions fees, you will be assessed fees for outgoing wire transfers, returned checks or stop payment orders at prevailing rates charged by U.S.Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. To the extent that the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which a Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Funds and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition,if these transactional costs were included,your costs would have been higher.

The Leuthold Funds
Expense Example Tables
Leuthold Core Investment Fund

	Beginning	Ending	Expenses Paid
	AccountValue	AccountValue	During Period*
	April 1, 2005	September 30, 2005	April 1, 2005 - September 30, 2005
Actual**	$1,000.00	$1,089.30	$6.18

Hypothetical (5% return before expenses)***	1,000.00	1,019.50	5.97

*	Expenses are equal to the Fund’s annualized expense ratio of 1.18%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

**	Including dividends and interest on short positions,your actual cost of investment in the Fund would be $6.34.

***	Including dividends and interest on short positions,your hypothetical cost of investment in the Fund would be $6.12.
Leuthold Select Industries Fund

	Beginning	Ending	Expenses Paid
	AccountValue	AccountValue	During Period*
	April 1, 2005	September 30, 2005	April 1, 2005 - September 30, 2005
Actual	$1,000.00	$1,133.30	$8.56

Hypothetical (5% return before expenses)	1,000.00	1,017.05	8.09

*	Expenses are equal to the Fund’s annualized expense ratio of 1.60%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
Grizzly Short Fund

	Beginning	Ending	Expenses Paid
	AccountValue	AccountValue	During Period*
	April 1, 2005	September 30, 2005	April 1, 2005 - September 30, 2005
Actual**	$1,000.00	$952.40	$8.37

Hypothetical (5% return before expenses)***	1,000.00	1,016.50	8.64

*	Expenses are equal to the Fund’s annualized expense ratio of 1.71%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

**	Including dividends and interest on short positions,your actual cost of investment in the Fund would be $14.29.

***	Including dividends and interest on short positions,your hypothetical cost of investment in the Fund would be $14.72.

The Leuthold Funds
Leuthold Core Investment Fund
Allocation of Portfolio Holdings
September 30, 2005*
Leuthold Select Industries Fund
Allocation of Portfolio Holdings
September 30, 2005*

*	Excludes short term investments.

The Leuthold Funds
Grizzly Short Fund
Allocation of Portfolio Holdings
September 30, 2005*
Leuthold Core Investment Fund
Components of Portfolio Holdings*

Common Stock	$529,889,395
Investment Companies	55,415,056
Physical Industrial Metals	68,084,199
Corporate Bonds	142,098,979
Short Securities	262,395,036

Leuthold Select Industries Fund

Components of Portfolio Holdings*

Common Stock	$30,836,048

Grizzly Short Fund

Components of Portfolio Holdings*

Short Securities	$52,316,199

*	Excludes short term investments.

The Leuthold Funds
Leuthold Core Investment Fund
Average Annual Rate of Return For Periods Ended
September 30, 2005

	1 Year	3 Year	5 Year	Since Inception
Leuthold Core Investment Fund	18.26%	23.00%	10.13%	11.68%
Lipper Flexible Fund Index	12.41%	14.12%	1.50%	7.09%
S&P 500 Index	12.25%	16.72%	(1.49%)	9.35%
A $10,000 Investment in the Leuthold Core Investment Fund
The Lipper Flexible Fund Index is an equally weighted index of the largest 30 mutual funds within the Flexible Portfolio investment objective, as defined by Lipper.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $10,000 made on 11/20/95 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

The Leuthold Funds
Leuthold Select Industries Fund
Average Annual Rate of Return For Periods Ended
September 30, 2005

	1 Year	3 Year	5 Year	Since Inception
Leuthold Select Industries Fund	31.08%	28.92%	6.09%	9.39%
Russell 2000 Index	17.95%	24.12%	6.45%	6.09%
S&P 500 Index	12.25%	16.72%	(1.49%)	(1.98%)
A $10,000 Investment in the Leuthold Select Industries Fund
The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.
The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index,representing approximately 11% of the Russell 3000 total market capitalization.
This chart assumes an initial gross investment of $10,000 made on 6/19/00 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

The Leuthold Funds
Grizzly Short Fund
Average Annual Rate of Return For Periods Ended
September 30, 2005

	1 Year	3 Year	5 Year	Since Inception
Grizzly Short Fund	(10.00%)	(18.78%)	(0.98%)	1.12%
Russell 2000 Index	17.95%	24.12%	6.45%	6.09%
S&P 500 Index	12.25%	16.72%	(1.49%)	(1.98%)
A $10,000 Investment in the Grizzly Short Fund
The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.
The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index,representing approximately 11% of the Russell 3000 total market capitalization.
This chart assumes an initial gross investment of $10,000 made on 6/19/00 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

The Leuthold Funds
Statements of Assets and Liabilities
September 30, 2005

	Leuthold Core	Leuthold Select	Grizzly
	Investment Fund	Industries Fund	Short Fund
ASSETS:
Investments,at value (cost $728,930,414, $23,902,240 and $7,918,401, respectively)	$875,418,640	$30,919,937	$7,918,401
Cash	281,957	42,308	—
Receivable for fund shares sold	14,930,832	278,831	2,099,467
Receivable for investments sold	1,416,731	—	2,500,724
Deposit for short sales	224,918,043	—	46,137,431
Receivable from broker for proceeds on securities sold short	260,125,798	—	50,946,325
Interest receivable	4,164,283	676	10,914
Dividends receivable	410,806	21,361	—
Other receivables	—	7,925	34,066
Other assets	29,212	108	7,296

Total assets	1,381,696,302	31,271,146	109,654,624

LIABILITIES:
Securities sold short,at market value (proceeds $260,125,789, $0 and $53,124,974, respectively)	$262,395,036	$—	$52,316,199
Payable for investments purchased	4,109,355	—	2,421,008
Payable for Fund shares purchased	799,474	10,116	95,646
Payable to Adviser	771,013	25,588	39,810
Dividends payable	126,157	—	63,730
Accrued expenses and other liabilities	548,216	37,960	33,363

Total liabilities	268,749,251	73,664	54,969,756

NET ASSETS	$1,112,947,051	$31,197,482	$54,684,868

NET ASSETS CONSIST OF:
Capital stock	$933,439,003	$23,901,272	$65,151,871
Accumulated net investment loss	(1,986)	(167)	—
Accumulated net realized gain (loss) on investments	35,291,055	278,680	(11,275,778)
Net unrealized appreciation on investments and short positions	144,218,979	7,017,697	808,775

Total net assets	$1,112,947,051	$31,197,482	$54,684,868

Shares outstanding (1,000,000,000 shares of $.0001 par value authorized)	63,595,917	1,941,490	8,141,562
Net Asset Value, Redemption Price and Offering Price Per Share	$17.50	$16.07	$6.72

See notes to the financial statements.

The Leuthold Funds
Statements of Operations
For the Year Ended September 30, 2005

	Leuthold Core	Leuthold Select	Grizzly
	Investment Fund	Industries Fund	Short Fund
INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $73,599, $3,546, and $0, respectively)	$6,884,112	$321,298	$—
Interest income	11,010,117	8,330	1,356,492

Total investment income	17,894,229	329,628	1,356,492

EXPENSES:
Investment advisory fee (Note 3)	6,649,793	236,042	368,295
Administration fee	530,224	30,030	30,164
Transfer agent fees and expenses	175,312	6,133	5,876
Legal fees	45,629	1,691	533
Audit fees	60,502	1,955	1,539
Fund accounting fees and expenses	115,436	32,663	41,434
Custody fees	128,828	3,816	5,682
Shareholder servicing fees and expenses	738,866	23,604	29,464
Federal and state registration	100,728	23,714	26,846
Reports to shareholders	108,132	6,483	9,380
Directors’ fees and expenses	31,098	1,239	862
Other	114,854	1,478	1,262

Total expenses before dividends and interest on short positions	8,799,402	368,848	521,337
Dividends and interest on short positions	4,115,399	—	345,304
Reimbursement to Adviser	—	8,820	—

Total expenses	12,914,801	377,668	866,641

NET INVESTMENT INCOME (LOSS)	4,979,428	(48,040)	489,851

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND SHORT POSITIONS:
Net realized gain (loss) on:
Investments	32,116,153	1,874,242	—
Investment companies	12,788,128	—	—
Short positions	(8,925,239)	—	(4,025,257)
Net unrealized appreciation (depreciation) during the year on:
Investments	84,384,364	4,416,258	—
Investment companies	6,327,426	—	—
Short positions	(2,317,546)	—	42,205

Net realized and unrealized gain (loss) on investments and short positions	124,373,286	6,290,500	(3,983,052)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$129,352,714	$6,242,460	$(3,493,201)

See notes to the financial statements.

The Leuthold Funds
Leuthold Core Investment Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30, 2005	September 30, 2004
OPERATIONS:
Net investment income (loss)	$4,979,428	$(149,406)
Net realized gain on investments and short positions	35,979,042	45,025,118
Net unrealized appreciation on investments and short positions	88,394,244	10,878,653

Net increase in net assets from operations	129,352,714	55,754,365

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(4,971,989)	—
From net realized gains	(22,205,065)	—
Distributions in excess of net investment income	—	(1,375,265)

Total distributions	(27,177,054)	(1,375,265)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	625,650,100	356,586,660
Proceeds from shares issued to holders in reinvestment of dividends	25,864,690	1,311,149
Cost of shares redeemed *	(152,198,762)	(218,424,742)

Net increase in net assets from capital share transactions	499,316,028	139,473,067

TOTAL INCREASE IN NET ASSETS:	601,491,688	193,852,167

NET ASSETS
Beginning of year	511,455,363	317,603,196

End of year (including accumulated net investment income (loss) of $(1,986) and $56,786, respectively)	$1,112,947,051	$511,455,363

CHANGES IN SHARES OUTSTANDING:
Shares sold	38,393,557	23,776,833
Shares issued to holders in reinvestment of dividends	1,634,749	85,640
Shares redeemed	(9,441,172)	(14,579,563)

Net increase	30,587,134	9,282,910

	$596	$—

* Net of redemption fees of:
See notes to the financial statements.

The Leuthold Funds
Leuthold Select Industries Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30, 2005	September 30, 2004
OPERATIONS:
Net investment loss	$(48,040)	$(220,013)
Net realized gain on investments	1,874,242	4,378,271
Net unrealized appreciation (depreciation) on investments	4,416,258	(974,846)

Net increase in net assets from operations	6,242,460	3,183,412

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	23,393,521	22,154,402
Cost of shares redeemed	(19,214,680)	(21,777,041)

Net increase in net assets from capital share transactions	4,178,841	377,361

TOTAL INCREASE IN NET ASSETS:	10,421,301	3,560,773

NET ASSETS
Beginning of year	20,776,181	17,215,408

End of year (including accumulated net investment income (loss) of $(167) and $0, respectively)	$31,197,482	$20,776,181

CHANGES IN SHARES OUTSTANDING:
Shares sold	1,645,141	1,846,812
Shares redeemed	(1,397,786)	(1,807,710)

Net increase	247,355	39,102

See notes to the financial statements.

The Leuthold Funds
Grizzly Short Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30, 2005	September 30, 2004
OPERATIONS:
Net investment gain (loss)	$489,851	$(410,794)
Net realized loss on short positions	(4,025,257)	(3,839,386)
Net unrealized appreciation on short positions	42,205	292,836

Net decrease in net assets from operations	(3,493,201)	(3,957,344)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(489,851)	—
From return of capital	(19,224)	—
From net realized gains	—	—

Total distributions	(509,075)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	100,788,121	51,376,204
Proceeds from shares issued to holders in reinvestment of dividends	379,718	—
Cost of shares redeemed	(64,235,556)	(47,996,737)

Net increase in net assets from capital share transactions	36,932,283	3,379,467

TOTAL INCREASE (DECREASE) IN NET ASSETS:	32,930,007	(577,877)

NET ASSETS
Beginning of year	21,754,861	22,332,738

End of year (including accumulated net investment income of $0 and $0, respectively)	$54,684,868	$21,754,861

CHANGES IN SHARES OUTSTANDING:
Shares sold	14,381,712	6,478,560
Shares issued to holders in reinvestment of dividends	54,895	—
Shares redeemed	(9,174,033)	(6,101,106)

Net increase	5,262,574	377,454

See notes to the financial statements.

The Leuthold Funds
Leuthold Core Investment Fund
Financial Highlights

	Years ended September 30,
	2005	2004	2003	2002	2001
Per Share Data:
Net asset value,beginning of year	$15.49	$13.39	$9.95	$10.92	$12.74

Income (loss) from investment operations:
Net investment income (1)	0.09	—	0.09	0.20	0.38
Net realized and unrealized gains (losses) on investments and short positions	2.65	2.15	3.44	(0.97)	(1.09)

Total from investment operations	2.74	2.15	3.53	(0.77)	(0.71)

Less distributions:
From net investment income	(0.09)	—	(0.09)	(0.20)	(0.37)
In excess of net investment income	—	(0.05)	—	—	(0.01)
From net realized gains	(0.64)	—	—	—	(0.73)

Total distributions	(0.73)	(0.05)	(0.09)	(0.20)	(1.11)

Net asset value,end of year	$17.50	$15.49	$13.39	$9.95	$10.92

Total return	18.26%	16.03%	35.60%	(7.21%)	(6.16%)
Supplemental data and ratios:
Net assets,end of year	$1,112,947,051	$511,455,363	$317,603,196	$116,363,247	$116,712,715
Ratio of expenses to average net assets:
Before expense reimbursement (2)	1.74%	1.37%	1.31%	1.25%	1.25%
After expense reimbursement (2)	1.74%	1.37%	1.31%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement (3)	0.67%	(0.03%)	0.71%	1.85%	3.00%
After expense reimbursement (3)	0.67%	(0.03%)	0.71%	1.85%	3.00%
Portfolio turnover ratio (4)	163.88%	132.96%	89.59%	132.77%	122.21%

(1)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

(2)	The ratio of expenses to average net assets include dividends on short positions. The before expense reimbursement and after expense reimbursement ratios excluding dividends on short positions were 1.19% and 1.19%, respectively, for the year ended September 30, 2005, 1.21% and 1.21%, respectively, for the year ended September 30, 2004, 1.21% and 1.21%, respectively, for the year ended September 30, 2003, 1.21% and 1.21%, respectively, for the year ended September 30, 2002, 1.24% and 1.24%, respectively, for the year ended September 30, 2001.

(3)	The net investment income (loss) ratios include dividends on short positions.

(4)	The portfolio turnover ratio excludes purchases and sales of short positions as the Adviser does not intend to hold the short positions for more than one year.

See notes to the financial statements.

The Leuthold Funds
Leuthold Select Industries Fund
Financial Highlights

	Years ended September 30,
	2005	2004	2003	2002	2001
Per Share Data:
Net asset value,beginning of year	$12.26	$10.40	$7.50	$9.96	$11.96

Income from investment operations:
Net investment loss (1)	(0.02)	(0.13)	(0.11)	(0.15)	(0.06)
Net realized and unrealized gains (losses) on investments	3.83	1.99	3.01	(2.31)	(1.94)

Total from investment operations	3.81	1.86	2.90	(2.46)	(2.00)

Less distributions:
From net investment income	—	—	—	—	— (2)

Total distributions	—	—	—	—	—

Net asset value, end of year	$16.07	$12.26	$10.40	$7.50	$9.96

Total return	31.08%	17.88%	38.67%	(24.70%)	(16.72%)
Supplemental data and ratios:
Net assets, end of year	$31,197,482	$20,776,181	$17,215,408	$10,141,948	$13,883,463
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	1.56%	1.63%	1.80%	1.90%	2.22%
After expense reimbursement or recovery	1.60%	1.72%	1.95%	1.95%	1.95%
Ratio of net investment loss to average net assets:
Before expense reimbursement or recovery	(0.16%)	(0.94%)	(1.41%)	(1.17%)	(1.08%)
After expense reimbursement or recovery	(0.20%)	(1.03%)	(1.56%)	(1.22%)	(0.81%)
Portfolio turnover ratio	156.11%	165.86%	184.71%	383.66%	127.32%

(1)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

(2)	Less than one cent per share.
See notes to the financial statements.

The Leuthold Funds
Grizzly Short Fund
Financial Highlights

	Years ended September 30,
	2005	2004	2003	2002	2001
Per Share Data:
Net asset value, beginning of year	$7.56	$8.93	$14.17	$14.74	$11.01

Income from investment operations:
Net investment income (loss) (1)	0.08	(0.14)	(0.13)	(0.05)	0.58
Net realized and unrealized gains (losses) on short positions	(0.84)	(1.23)	(3.76)	0.67	5.57

Total from investment operations	(0.76)	(1.37)	(3.89)	0.62	6.15

Less distributions:
From net investment income	(0.08)	—	—	(0.03)	(0.58)
From net realized gains	—	—	(1.25)	(1.16)	(1.84)
Return of capital	— (5)	—	(0.10)	—	—

Total distributions	(0.08)	—	(1.35)	(1.19)	(2.42)

Net asset value, end of year	$6.72	$7.56	$8.93	$14.17	$14.74

Total return	(10.00%)	(15.34%)	(29.68%)	5.80%	67.79%
Supplemental data and ratios:
Net assets, end of year	$54,684,868	$21,754,861	$22,332,738	$32,049,740	$19,986,043
Ratio of expenses to average net assets:
Before expense reimbursement or recovery (2)	2.94%	3.60%	3.49%	2.85%	3.92%
After expense reimbursement or recovery (2)	2.94%	3.60%	3.61%	3.37%	2.96%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery (3)	1.66%	(2.31%)	(1.75%)	(0.17%)	3.79%
After expense reimbursement or recovery (3)	1.66%	(2.31%)	(1.87%)	(0.69%)	4.75%
Portfolio turnover ratio (4)	0%	0%	0%	0%	0%

(1)	Net investment income (loss) per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

(2)	The ratio of expenses to average net assets include dividends on short positions. The before expense reimbursement or recovery and after expense reimbursement or recovery ratios excluding dividends on short positions were 1.77% and 1.77%, respectively, for the year ended September 30, 2005, 2.12% and 2.12%, respectively, for the year ended September 30, 2004, 1.95% and 2.07%, respectively, for the year ended September 30, 2003, 1.98% and 2.50%, respectively, for the year ended September 30, 2002, 3.46% and 2.50% respectively, for the year ended September 30, 2001.

(3)	The net investment income (loss) ratios include dividends on short positions.

(4)	The portfolio turnover ratio excludes purchases and sales of short positions as the Adviser does not intend to hold the short positions for more than one year.

(5)	Less than one cent per share.
See notes to the financial statements.

The Leuthold Funds
Leuthold Core Investment Fund
Schedule of Investments
September 30, 2005

		Market
	Shares	Value
COMMON STOCKS 47.61%
Airlines 1.96%
Alaska Air Group, Inc. (a)	148,182	$4,306,169
AMR Corp. (a)	1,077,027	12,041,162
Mesa Air Group, Inc. (a)	124,661	1,028,453
Skywest, Inc.	165,431	4,436,859

		21,812,643

Beverages 0.61%
Brown-Forman Corp.- Class B	28,225	1,680,517
Constellation Brands, Inc.- Class A (a)	197,577	5,137,002

		6,817,519

Chemicals 1.08%
Agrium, Inc. (b)	105,845	2,325,414
Monsanto Co.	86,244	5,411,811
Potash Corp of Saskatchewan (b)	45,474	4,243,634

		11,980,859

Computers & Peripherals 4.49%
Applied Films Corp. (a)	64,291	1,350,111
EMC Corp. (a)	393,585	5,092,990
Hutchinson Technology, Inc. (a)	68,211	1,781,671
Imation Corp.	47,042	2,016,691
Komag, Inc. (a)	70,563	2,255,193
Maxtor Corp. (a)	450,819	1,983,604
M-Systems Flash Disk Pioneers (a)	211,689	6,333,735
Network Appliance, Inc. (a)	165,431	3,927,332
QLogic Corp. (a)	92,516	3,164,047
SanDisk Corp. (a)	301,069	14,526,579
Seagate Technology (b)	138,774	2,199,568
Western Digital Corp. (a)	409,266	5,291,809

		49,923,330

Electric Services 1.46%
NRG Energy, Inc. (a)	380,852	16,224,295

Electric Utilities 2.41%
PPL Corp.	359,997	11,638,703
TXU Corp.	134,854	15,222,320

		26,861,023

Health Care Providers & Services 5.72%
Allscripts Healthcare Solutions, Inc. (a)	172,487	3,108,216
American Healthways, Inc. (a)	195,224	8,277,497
Caremark Rx, Inc. (a)	84,676	4,227,873
Cerner Corp. (a)	197,577	17,175,369
DaVita, Inc. (a)	98,004	4,515,044
IMS Health, Inc.	165,431	4,163,898
Laboratory Corp Of America Holdings (a)	156,807	7,638,069
Lincare Holdings, Inc. (a)	72,915	2,993,161
McKesson Corp.	108,197	5,133,948
Pediatrix Medical Group, Inc. (a)	83,892	6,444,583

		63,677,658

Insurance 4.34%
Manulife Financial Corp. (b)	207,769	11,078,243
Metlife, Inc.	297,933	14,846,001
Prudential Financial, Inc.	331,646	22,406,004

		48,330,248

Metals & Mining 8.37%
BHP Billiton Ltd. - ADR	761,297	26,021,131
See notes to the financial statements.

The Leuthold Funds
Leuthold Core Investment Fund
Schedule of Investments (Continued)
September 30, 2005

		Market
	Shares	Value
Metals & Mining 8.37% (Continued)
Cia Vale do Rio Doce — ADR	76,051	$3,335,597
Inco Ltd. (b)	372,416	17,633,898
PAN American Silver Corp. (a)(b)	89,380	1,578,451
Phelps Dodge Corp.	121,525	15,789,743
Quanex Corp.	61,155	4,049,684
Rio Tinto PLC — ADR	112,901	18,549,634
Southern Peru Copper Corp. (b)	79,971	4,475,177
Western Silver Corp. (a)(b)	197,577	1,667,550

		93,100,865

Multi-Utilities & Unregulated Power 1.94%
The AES Corp. (a)	937,704	15,406,477
Constellation Energy Group, Inc.	100,853	6,212,545

		21,619,022

Oil & Gas 4.78%
Burlington Resources, Inc.	106,629	8,671,070
Chesapeake Energy Corp.	279,900	10,706,175
Marathon Oil Corp.	34,497	2,377,878
Noble Energy, Inc.	76,835	3,603,562
Southwestern Energy Co. (a)	100,356	7,366,131
Williams Cos, Inc.	353,599	8,857,655
XTO Energy, Inc.	257,163	11,654,627

		53,237,098

Pharmaceuticals 6.63%
Abbott Laboratories	169,351	7,180,482
American Pharmaceutical Partners, Inc. (a)	74,483	3,400,894
AstraZeneca Plc — ADR	187,384	8,825,786
Barr Pharmaceuticals, Inc. (a)	121,525	6,674,153
Bristol-Myers Squibb Co.	173,271	4,168,900
Eli Lilly & Co.	102,708	5,496,932
GlaxoSmithKline PLC — ADR	88,596	4,543,203
Merck & Co., Inc.	132,502	3,605,379
Mylan Laboratories	217,961	4,197,929
Novartis AG — ADR	89,380	4,558,380
Par Pharmaceutical Cos, Inc. (a)	64,291	1,711,427
Pfizer, Inc.	197,577	4,933,498
Teva Pharmaceutical Industries,Ltd.- ADR	294,013	9,825,915
Wyeth	100,356	4,643,472

		73,766,350

Phosphatic Fertilizers 0.44%
Mosaic Co. (a)	308,125	4,936,163

Road & Rail 3.07%
Burlington Northern Santa Fe Corp.	110,549	6,610,830
Canadian National Railway Co. (b)	90,164	6,400,742
Canadian Pacific Railway Ltd. (b)	136,422	5,860,689
CSX Corp.	123,093	5,721,363
Kansas City Southern (a)	116,037	2,704,822
Norfolk Southern Corp.	168,567	6,837,078

		34,135,524

Software 0.31%
Quality Systems, Inc.	50,178	3,466,798

Total Common Stocks (Cost $404,968,735)		529,889,395

See notes to the financial statements.

The Leuthold Funds
Leuthold Core Investment Fund
Schedule of Investments (Continued)
September 30, 2005

		Market
		Value
PHYSICAL INDUSTRIAL METALS 6.12%
Physical Metals 0.87%
	MetricTons
Aluminum (a)	200	$367,150
Antimony (a)	130	501,474
Lead (a)	150	144,750
Manganese (a)	229	354,950
Zinc (a)(d)	275	388,781
	Pounds
Cobalt Falconbridge Cathodes (a)	27,558	440,924
Molybdenum (a)	13,029	436,482
	Kilograms
Ferro Tungsten (a)	12,300	387,437
Indium (a)	412	412,000
	Ounces
Palladium (a)(c)	9,623	1,881,297
Silver (a)(c)	578,200	4,310,481

		9,625,726

Prepaid Forward Contracts 5.25%
	MetricTons
Aluminum, 12/05 (a)(c)	750	1,387,500
Aluminum 03/06 (a)(c)	5,625	10,416,094
Aluminum, 07/06 (a)(c)	1,600	2,937,600
Aluminum, 12/06 (a)(c)	500	903,000
Copper, 03/06 (a)(c)	3,700	13,355,150
Copper, 07/06 (a)(c)	1,025	3,473,212
Copper, 11/06 (a)(c)	125	401,687
Lead, 07/06 (a)(c)	3,175	2,860,675
Nickel, 12/05 (a)(c)	42	566,580
Nickel, 03/06 (a)(c)	396	5,286,600
Nickel, 07/06 (a)(c)	102	1,343,850
Nickel, 12/06 (a)(c)	72	913,680
Tin, 03/06 (a)(c)	345	2,254,920
Tin, 07/06 (a)(c)	140	912,800
Tin, 12/06 (a)(c)	200	1,300,000
Zinc, 03/06 (a)(c)	4,575	6,496,500
Zinc, 07/06 (a)(c)	1,275	1,801,575
Zinc, 12/06 (a)(c)	1,325	1,847,050

		58,458,473

Total Physical Industrial Metals (Cost $62,944,140)		68,084,199

	Shares
INVESTMENT COMPANIES 4.98%
Mutual Funds 2.59%
Delaware Pooled Trust - The Emerging Markets Portfolio	65,486	1,178,744
The Greater China Fund Inc.	1,514	25,329
ING Russia Fund	151,453	5,403,850
Matthews China Fund	707,132	10,889,829
Matthews Korea Fund	853,201	4,667,008
Nicholas-Applegate Emerging Markets Fund (a)	57,284	895,921
US Global Investors Accolade Funds — Eastern European Fund	136,156	5,713,111

		28,773,792

Exchange Traded Funds 2.39%
iShares FTSE/XINHUA China 25 Fund (a)	1,627	104,486
iShares MSCI Brazil Index Fund	138,306	4,608,356
iShares MSCI Emerging Markets Index Fund	85,797	7,282,449
See notes to the financial statements.

The Leuthold Funds
Leuthold Core Investment Fund
Schedule of Investments (Continued)
September 30, 2005

		Market
	Shares	Value
INVESTMENT COMPANIES 4.98% (Continued)
Exchange Traded Funds 2.39% (Continued)
iShares MSCI Malaysia Index Fund	330,962	$2,422,642
iShares MSCI South Africa Fund	24,905	2,291,260
iShares MSCI South Korea Index Fund	92,289	3,640,801
iShares MSCI Taiwan Index Fund	213,361	2,498,457
iShares S&P Latin America Fund	31,507	3,792,813

		26,641,264

Total Investment Companies (Cost $38,658,881)		55,415,056

	Principal	Market
	Amount	Value
CORPORATE BONDS 12.77%
Ford Motor Credit Company 6.625%, 06/16/2008	$52,288,000	51,105,088
General Motors Acceptance Corp. 8.000%, 11/01/2031	52,174,000	45,556,720
General Mtrs Accep Corp. 6.750%, 12/01/2004	52,236,000	45,437,171

Total Corporate Bonds (Cost $142,427,647)		142,098,979

SHORT TERM INVESTMENTS 7.18%
Commercial Paper 5.93%
U.S.Bank, N.A. 3.751%(e), 10/03/2005	$66,000,000	65,986,433

Variable Rate Demand Notes 1.25%
American Family 1.450%	4,200,849	4,200,849
U.S.Bank, N.A. 3.590%	7,598,624	7,598,624
Wisconsin Corporate Central Credit Union 3.510%	2,145,105	2,145,105

Total Variable Rate Demand Notes		13,944,578

Total Short Term Investments (Cost $79,931,011)		79,931,011

Total Investments 78.66% (Cost $728,930,414)		875,418,640
Other Assets in Excess of Liabilities 21.34%		237,528,411

Total Net Assets 100.00%		$1,112,947,051

Percentages are stated as a percent of net assets. ADR — American Depository Receipt

(a)	Non income producing security.

(b)	Foreign issued security.

(c)	See Note 5.

(d)	The London Metal Exchange temporarily suspended trading this security for a period of time which included September 30, 2005. The trading suspension was lifted in October of 2005.

(e)	Variable rate security. The rate shown is the rate in effect on September 30, 2005.
See notes to the financial statements.

The Leuthold Funds
Leuthold Core Investment Fund
Schedule of Securities Sold Short
September 30, 2005

		Market
	Shares	Value
COMMON STOCK 14.49%
Airlines 0.61%
JetBlue Airways Corp.(a)	172,125	$3,029,400
Southwest Airlines Co.	253,125	3,758,906

		6,788,306

Biotechnology 0.38%
ICOS Corp.(a)	153,141	4,229,754

Chemicals 0.31%
Cytec Industries, Inc.	79,734	3,458,861

Commercial Banks 0.86%
East West Bancorp, Inc.	93,656	3,188,050
SVB Financial Group (a)	63,281	3,077,988
UCBH Holdings, Inc.	183,516	3,362,013

		9,628,051

Commercial Services & Supplies 0.27%
Cendant Corp.	144,281	2,977,960

Communications Equipment 0.36%
QUALCOMM, Inc.	89,859	4,021,190

Consumer Finance 0.51%
Capital One Financial Corp.	29,109	2,314,748
SLM Corp.	63,281	3,394,393

		5,709,141

Containers & Packaging 0.26%
Packaging Corp of America	151,875	2,947,894

Diversified Telecommunication Services 0.28%
Sprint Nextel Corp.	129,094	3,069,855

Electronic Equipment & Instruments 0.57%
Flextronics International Ltd. (a)(b)	256,922	3,301,448
National Instruments Corp.	121,500	2,993,760

		6,295,208

Health Care Equipment and Supplies 0.27%
Advanced Medical Optics, Inc. (a)	78,469	2,977,899

Health Care Providers & Services 0.28%
Tenet Healthcare Corp.(a)	279,703	3,141,065

Hotels, Restaurants & Leisure 0.26%
Wynn Resorts Ltd (a)	64,547	2,914,297

Insurance 0.60%
AMBAC Financial Group, Inc.	48,094	3,465,654
Arthur J. Gallagher & Co.	110,109	3,172,240

		6,637,894

Internet Catalog & Retail 0.30%
Amazon. Com, Inc.(a)	73,406	3,325,292

Internet Software & Services 0.55%
CNET Networks, Inc.(a)	284,766	3,864,275
VeriSign, Inc.(a)	105,047	2,244,854

		6,109,129

IT Services 0.32%
Automatic Data Processing, Inc.	83,531	3,595,174

Machinery 0.30%
Briggs & Stratton Corp.	97,453	3,370,899

Media 1.42%
Knight-Ridder, Inc.	48,094	2,822,156
Regal Entertainment Group	156,938	3,145,037
RH Donnelley Corp.(a)	54,422	3,442,736
The Walt Disney Co.	125,297	3,023,417
Time Warner, Inc.	188,578	3,415,148

		15,848,494

See notes to the financial statements.

The Leuthold Funds
Leuthold Core Investment Fund
Schedule of Securities Sold Short (Continued)
September 30, 2005

		Market
	Shares	Value
Paper & Forest Products 0.80%
Bowater, Inc.	101,250	$2,862,337
Georgia-Pacific Corp.	96,188	3,276,163
International Paper Co.	91,125	2,715,525

		8,854,025

Pharmaceuticals 0.50%
Sepracor, Inc. (a)	55,688	3,285,035
Valeant Pharmaceuticals International	113,906	2,287,232

		5,572,267

Real Estate 1.50%
Arden Realty, Inc.	89,859	3,699,495
Brandywine Realty Trust	105,047	3,265,911
The Macerich Co.	51,891	3,369,802
The Mills Corp.	55,688	3,067,295
Prentiss Properties Trust	81,000	3,288,600

		16,691,103

Semiconductor & Semiconductor Equipment 0.63%
Intersil Corp.	169,594	3,693,757
Xilinx, Inc.	120,234	3,348,517

		7,042,274

Specialty Retail 0.38%
Blockbuster, Inc.	368,297	1,749,411
Dick’s Sporting Goods, Inc. (a)	81,000	2,438,910

		4,188,321

Thrifts & Mortgage Finance 1.13%
Countrywide Financial Corp.	92,391	3,047,055
Golden West Financial Corp.	55,688	3,307,310
Independence Community Bank Corp.	87,328	2,977,011
Webster Financial Corp.	73,406	3,300,334

		12,631,710

Wireless Telecommunication Services 0.27%
Telephone & Data Systems, Inc., Special Common Shares	39,234	1,473,237
Telephone & Data Systems, Inc.	39,234	1,530,126

		3,003,363

Security Brokers, Dealers, & Floatation Companies 0.25%
Knight Capital Group, Inc. (a)	329,063	2,734,514

Telephone Communications 0.32%
NTL, Inc. (a)	53,156	3,550,821

Total Common Stocks (Proceeds $159,571,543)		161,314,761

	Principal
	Amount
U.S. TREASURY OBLIGATIONS 9.08%
U.S.Treasury Strip 0.00%, due 05/15/2026	$265,000,000	101,080,275

Total Treasury Obligations (Proceeds $100,554,246)		101,080,275

Total Securities Sold Short (Proceeds $260,125,789)		$262,395,036

Percentages are stated as a percent of net assets.

(a)	Non income producing security.

(b)	Foreign issued security.
See notes to the financial statements.

The Leuthold Funds
Leuthold Select Industries Fund
Schedule of Investments
September 30, 2005

		Market
	Shares	Value
COMMON STOCKS 98.84%
Airlines 4.33%
Alaska Air Group, Inc. (a)	9,051	$263,022
AMR Corp. (a)	66,726	745,997
Mesa Air Group, Inc. (a)	7,884	65,043
Skywest, Inc.	10,377	278,311

		1,352,373

Beverages 1.28%
Brown-Forman Corp. — Class B	1,581	94,133
Constellation Brands, Inc. — Class A (a)	11,768	305,968

		400,101

Chemicals 2.21%
Agrium, Inc.	6,379	140,147
Monsanto Co.	4,923	308,918
Potash Corp of Saskatchewan (b)	2,592	241,885

		690,950

Computers & Peripherals 9.42%
Applied Films Corp. (a)	3,855	80,955
EMC Corp. (a)	22,810	295,161
Hutchinson Technology, Inc. (a)	3,992	104,271
Imation Corp.	2,863	122,737
Komag, Inc. (a)	4,193	134,008
Maxtor Corp. (a)	26,061	114,668
M-Systems Flash Disk Pioneers (a)(b)	12,212	365,383
Network Appliance, Inc. (a)	9,620	228,379
QLogic Corp. (a)	5,395	184,509
SanDisk Corp. (a)	17,898	863,579
Seagate Technology (b)	8,028	127,244
Western Digital Corp. (a)	24,612	318,233

		2,939,127

Electric Services 3.13%
NRG Energy, Inc. (a)	22,917	976,264

Electric Utilities 5.10%
PPL Corp.	20,907	675,923
TXU Corp.	8,104	914,780

		1,590,703

Health Care Providers & Services 11.68%
Allscripts Healthcare Solutions, Inc. (a)	10,520	189,571
American Healthways, Inc. (a)	11,178	473,947
Caremark Rx, Inc. (a)	4,788	239,065
Cerner Corp. (a)	11,223	975,615
DaVita, Inc. (a)	5,207	239,887
IMS Health, Inc.	9,483	238,687
Laboratory Corp Of America Holdings (a)	8,960	436,442
Lincare Holdings, Inc. (a)	4,425	181,646
McKesson Corp.	6,185	293,478
Pediatrix Medical Group, Inc. (a)	4,889	375,573

		3,643,911

Insurance 8.91%
Manulife Financial Corp. (b)	11,518	614,140
Metlife, Inc.	17,740	883,984
Prudential Financial, Inc.	18,954	1,280,532

		2,778,656

Metals & Mining 16.80%
BHP Billiton Ltd.— ADR	44,425	1,518,446
Cia Vale do Rio Doce — ADR	4,400	192,984
See notes to the financial statements.

The Leuthold Funds
Leuthold Select Industries Fund
Schedule of Investments (Continued)
September 30, 2005

		Market
	Shares	Value
Metals & Mining 16.80% (Continued)
Inco Ltd.	21,172	$1,002,494
PAN American Silver Corp. (a)(b)	4,593	81,112
Phelps Dodge Corp.	6,947	902,624
Quanex Corp.	3,627	240,180
Rio Tinto PLC — ADR	5,799	952,776
Southern Peru Copper Corp. (b)	4,559	255,122
Western Silver Corp. (a)(b)	11,223	94,722

		5,240,460

Multi-Utilities & Unregulated Power 4.12%
The AES Corp. (a)	53,863	884,969
Constellation Energy Group, Inc.	6,505	400,708

		1,285,677

Oil & Gas 9.72%
Burlington Resources, Inc.	6,729	547,202
Chesapeake Energy Corp.	15,612	597,159
Marathon Oil Corp.	1,938	133,586
Noble Energy, Inc.	4,183	196,183
Southwestern Energy Co. (a)	5,686	417,352
Williams Cos, Inc.	20,454	512,373
XTO Energy, Inc.	13,884	629,223

		3,033,078

Pharmaceuticals 14.08%
Abbott Laboratories	10,208	432,819
American Pharmaceutical Partners, Inc. (a)	4,299	196,292
AstraZeneca Plc — ADR	11,480	540,708
Barr Pharmaceuticals, Inc. (a)	7,442	408,715
Bristol-Myers Squibb Co.	10,085	242,645
Eli Lilly & Co.	5,868	314,055
GlaxoSmithKline PLC — ADR	5,196	266,451
Merck & Co., Inc.	7,743	210,687
Mylan Laboratories	12,542	241,559
Novartis AG — ADR	5,376	274,176
Par Pharmaceutical Cos, Inc. (a)	3,812	101,476
Pfizer, Inc.	11,713	292,474
Teva Pharmaceutical Industries, Ltd. — ADR	17,943	599,655
Wyeth	5,833	269,893

		4,391,605

Phosphatic Fertilizers 0.92%
Mosaic Co. (a)	17,840	285,797

Road & Rail 6.46%
Burlington Northern Santa Fe Corp.	6,502	388,820
Canadian National Railway Co. (b)	5,377	381,713
Canadian Pacific Railway Ltd. (b)	8,044	345,570
CSX Corp.	7,226	335,864
Kansas City Southern (a)	6,873	160,210
Norfolk Southern Corp.	9,917	402,234

		2,014,411

Software 0.68%
Quality Systems, Inc.	3,082	212,935

Total Common Stocks (Cost $23,818,351)		30,836,048

See notes to the financial statements.

The Leuthold Funds
Leuthold Select Industries Fund
Schedule of Investments (Continued)
September 30, 2005

	Principal	Market
	Amount	Value
SHORT TERM INVESTMENTS 0.27%
Variable Rate Demand Notes 0.27%
U.S.Bank, N.A. 3.590% (c)	$83,889	$83,889

Total Short Term Investments (Cost $83,889)		83,889

Total Investments 99.11% (Cost $23,902,240)		30,919,937
Other Assets in Excess of Liabilities 0.89%		277,545

Total Net Assets 100.00%		$31,197,482

Percentages are stated as a percent of net assets.

ADR — American Depository Receipt

(a)	Non income producing security.

(b)	Foreign issued security.

(c)	Variable rate security. The rate shown is the rate in effect on September 30, 2005.
See notes to the financial statements.

The Leuthold Funds
Grizzly Short Fund
Schedule of Investments
September 30, 2005

	Principal	Market
	Amount	Value
SHORT TERM INVESTMENTS 14.48%
Variable Rate Demand Notes 14.48%
U.S.Bank,N.A. 3.590% (a)	$7,918,401	$7,918,401

Total Short Term Investments (Cost $7,918,401)		7,918,401

Total Investments 14.48% (Cost $7,918,401)		7,918,401
Other Assets in Excess of Liabilities 85.52%		46,766,467

Total Net Assets 100.00%		$54,684,868

Percentages are stated as a percent of net assets.

(a)	Variable rate security. The rate shown is the rate in effect on September 30,2005.
See notes to the financial statements.

The Leuthold Funds
Grizzly Short Fund
Schedule of Securities Sold Short
September 30, 2005

		Market
	Shares	Value
COMMON STOCKS 93.70%
Airlines 3.73%
JetBlue Airways Corp. (a)	57,736	$1,016,154
Southwest Airlines Co.	68,949	1,023,893

		2,040,047

Biotechnology 2.59%
ICOS Corp. (a)	51,183	1,413,674

Chemicals 1.94%
Cytec Industries, Inc.	24,488	1,062,289

Commercial Banks 5.71%
East West Bancorp, Inc.	29,687	1,010,545
SVB Financial Group (a)	20,393	991,916
UCBH Holdings, Inc.	61,018	1,117,850

		3,120,311

Commercial Services & Supplies 1.73%
Cendant Corp.	45,935	948,098

Communications Equipment 2.31%
QUALCOMM, Inc.	28,178	1,260,965

Consumer Finance 3.42%
Capital One Financial Corp.	9,190	730,789
SLM Corp.	21,243	1,139,474

		1,870,263

Containers & Packaging 1.88%
Packaging Corp of America	53,048	1,029,662

Diversified Telecommunication Services 1.76%
Sprint Nextel Corp.	40,400	960,712

Electronic Equipment & Instruments 3.40%
Flextronics International Ltd. (a)(b)	80,034	1,028,437
National Instruments Corp.	33,757	831,772

		1,860,209

Health Care Equipment & Supplies 1.75%
Advanced Medical Optics, Inc. (a)	25,273	959,110

Health Care Providers & Services 1.80%
Tenet Healthcare Corp. (a)	87,482	982,423

Hotel Restaurants & Leisure 1.75%
Wynn Resorts Ltd (a)	21,139	954,426

Insurance 3.68%
AMBAC Financial Group, Inc.	15,319	1,103,887
Arthur J.Gallagher & Co.	31,600	910,396

		2,014,283

Internet & Catalog Retail 1.95%
Amazon.Com, Inc. (a)	23,539	1,066,317

Internet Software & Services 3.50%
CNET Networks, Inc. (a)	89,478	1,214,216
VeriSign, Inc. (a)	32,759	700,060

		1,914,276

IT Services 2.05%
Automatic Data Processing, Inc.	26,003	1,119,169

Machinery 1.94%
Briggs & Stratton Corp.	30,662	1,060,599

Media 8.76%
Knight-Ridder, Inc.	13,616	798,987
Regal Entertainment Group	45,554	912,902
RH Donnelley Corp. (a)	16,983	1,074,345
Time Warner, Inc.	54,372	984,677
The Walt Disney Co.	42,313	1,021,013

		4,791,924

Paper & Forest Products 5.04%
Bowater, Inc.	33,658	951,512
Georgia-Pacific Corp.	31,508	1,073,162
See notes to the financial statements.

The Leuthold Funds
Grizzly Short Fund
Schedule of Securities Sold Short (Continued)
September 30, 2005

		Market
	Shares	Value
Paper & Forest Products 5.04% (Continued)
International Paper Co.	24,575	$732,335

		2,757,009

Pharmaceuticals 3.36%
Sepracor, Inc. (a)	18,581	1,096,093
Valeant Pharmaceuticals International	36,974	742,438

		1,838,531

Real Estate 10.07%
Arden Realty, Inc.	29,889	1,230,530
Brandywine Realty Trust	34,445	1,070,895
The Macerich Co.	17,047	1,107,032
The Mills Corp.	19,070	1,050,376
Prentiss Properties Trust	25,795	1,047,277

		5,506,110

Semiconductor & Semiconductor Equipment 4.24%
Intersil Corp.	56,278	1,225,735
Xilinx, Inc.	39,223	1,092,361

		2,318,096

Specialty Retail — 2.59%
Blockbuster, Inc.	129,056	613,016
Dick’s Sporting Goods, Inc. (a)	26,736	805,021

		1,418,037

Thrifts & Mortgage Finance — 7.38%
Countrywide Financial Corp.	30,509	1,006,187
Golden West Financial Corp.	17,391	1,032,851
Independence Community Bank Corp.	28,220	962,020
Webster Financial Corp.	23,000	1,034,080

		4,035,138

Wireless Telecommunication Services 1.67%
Telephone & Data Systems, Inc., Special Common Shares	11,117	417,443
Telephone & Data Systems, Inc.	12,749	497,211

		914,654

Security Brokers,Dealers,& Floatation Companies 1.53%
Knight Capital Group, Inc. (a)	100,699	836,809

Telephone Communications — Except Radiotelephone 2.17%
NTL, Inc. (a)	17,758	1,186,234

Total Common Stocks (Proceeds $52,049,700)		51,239,375

INVESTMENT COMPANIES 1.97%
Exchange Traded Funds 1.97%
Nasdaq—100 Index Tracking Stock	27,289	1,076,824

Total Investment Companies (Proceeds $1,075,274)		1,076,824

Total Securities Sold Short 95.67% (Proceeds $53,124,974)		$52,316,199

Percentages are stated as a percent of net assets.

(a)	Non income producing security.

(b)	Foreign issued security.
See notes to the financial statements.

The Leuthold Funds
Notes to the Financial Statements (Unaudited)
1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Leuthold Funds, Inc. (the “Company”) was in corporated on August 30, 1995, as a Maryland Corporation and is registered as an open-end management investment company under the Investment Company Act of 1940. The Company consists of three series (the “Funds”): Leuthold Core Investment Fund, Leuthold Select Industries Fund and Grizzly Short Fund. The investment objective of the Leuthold Core Investment Fund is to seek total return consistent with prudent investment risk over the long term. The investment objective of the Leuthold Select Industries Fund and Grizzly Short Fund is capital appreciation. The Leuthold Core Investment Fund commenced operations on November 20, 1995 and the Leuthold Select Industries Fund and Grizzly Short Fund commenced operations on June 19, 2000.

The following is a summary of significant accounting policies consistently followed by the Funds.
a)	Investment Valuation – Common stocks and closed-end investment companies that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Price information on listed stocks is taken from the exchange where the security is primarily traded. Options and securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Securities sold short which are listed on an exchange but which are not traded on the valuation date are valued at the average of the current bid and asked prices. Securities sold short which are not listed on an exchange but for which market quotations are readily available are valued at the average of the current bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid prices furnished by independent pricing services. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market. Other assets, including investments in open-end investment companies, and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Board of Directors. Some of the factors which may be considered by the Board of Directors in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker dealers; and an evaluation of the forces that influence the market in which the securities are purchased and sold. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

The Leuthold Core Investment Fund may invest directly in metals such as aluminum, copper, zinc, lead, nickel, tin, silver, palladium and other industrial and precious metals. The prices of such metals may be subject to substantial price fluctuations and may be affected by broad economic, financial and political factors, including inflation, metal sales by governments or international agencies, speculation, changes in industrial and commercial demand, currency

The Leuthold Funds
devaluations or revaluations, trade imbalances and governmental prohibitions or restrictions. Further, investments in metals can present concerns such as delivery, storage and maintenance, possible illiquidity and the unavailability of accurate market valuations. Investments in metals earn no investment income and may involve higher custody and transaction costs than investments in securities.

The Leuthold Core Investment Fund may enter into physical industrial metals forward contracts obligating the Fund to receive physical industrial metals at a specified future date. Closing prices for the forward contracts and the physical industrial metals are received daily from the London Metal Exchange and unrealized appreciation or depreciation is recorded daily as the difference between the closing price of the physical industrial metals and the closing forward value applied to the face amount of the contract. A realized gain or loss is recorded at the time the metals received from the forward contract are sold.

b)	Federal Income Taxes — Provision for federal income taxes or excise taxes has not been made since the Funds have elected to be taxed as “regulated investment companies “ and intend to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. The tax character of distributions paid during the fiscal years ended September 30,2005 and 2004 was as follows:

	2005
			Long
		Return	Term
	Ordinary	of	Capital
	Income	Capital	Gain	Total
Leuthold Core Investment Fund	$4,923,247	—	$22,253,807	$27,177,054
Leuthold Select Industries Fund	—	—	—	—
Grizzly Short Fund	489,851	19,224	—	509,075

2004
Long
		Return	Term
	Ordinary	of	Capital
	Income	Capital	Gain	Total
Leuthold Core Investment Fund	—	—	$1,375,265	$1,375,265
Leuthold Select Industries Fund	—	—	—	—
Grizzly Short Fund	—	—	—	—
At September 30, 2005, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Leuthold	Leuthold
	Core	Select	Grizzly
	Investment	Industries	Short
	Fund	Fund	Fund
Undistributed ordinary income	—	—	—
Undistributed long-term capital gain	$37,193,828	$373,974	—

Distributable earnings	$37,193,828	$373,974	—
Capital loss carryover and post-October losses	—	—	$(11,050,608)
Other accumulated losses	(333,366)	(4,793)	—
Unrealized appreciation	142,647,586	6,927,029	583,605

Accumulated earnings (deficit)	$179,508,048	$7,296,210	$(10,467,003)

The Leuthold Funds
Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. U.S. Generally Accepted Accounting Principles (“GAAP”) requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets. These differences are primarily due to net operating losses and Real Estate Investment Trust adjustments.

On the Statements of Assets and Liabilities, the following adjustments were made:

	Accumulated	Accumulated
	Net	Realized
	Investment	Gains or	Capital
	Loss	Losses	Stock
Leuthold Core Investment Fund	$(66,211)	$(55,092)	$121,303
Leuthold Select Industries Fund	47,873	(6,560)	(41,313)
Grizzly Short Fund	19,224	—	(19,224)
The Funds intend to utilize provisions of the federal income tax laws which allow the Funds to carry realized capital losses forward for eight years following the year of loss and offset such losses against any future realized capital gains. At September 30, 2005, the Funds had the following capital loss carryforwards available for federal income tax purposes.

Grizzly
Short
Expiration Date	Fund
2012	$3,491,478
2013	$3,481,269
The Grizzly Short Fund also intends to defer and treat $4,077,861 of post-October losses incurred during the period from November 1, 2004 to September 30, 2005 as arising in the fiscal year ending September 30,2006.
c)	Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid quarterly. Distributions of net realized capital gains,if any,are declared and paid at least annually.

d)	Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e)	Short Positions — For financial statement purposes, an amount equal to the settlement amount is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which could differ from the amount reflected in the Statements of Assets and Liabilities. The Funds are liable for any dividends or interest payable on securities while those securities are in a short position. As collateral for its short positions, the Funds are required under the Investment Company Act of 1940 to maintain segregated assets consisting of cash, cash equivalents or liquid securities. These segregated assets are valued consistent with Note 1a above. The amount of segregated assets are required to be adjusted daily to reflect changes in the market value of the securities sold short. The Leuthold Core Investment Fund and Grizzly Short Fund’s

The Leuthold Funds
receivable from broker for proceeds on securities sold short is with one major security dealer. The Funds do not require this broker to maintain collateral in support of the receivable from broker for proceeds on securities sold short.

f)	Other — Investment and shareholder transactions are recorded on the trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds, and interest income is recognized on an accrual basis. Discounts and premiums on bonds are amortized over the life of the respective bond.

g)	Expenses — Expenses that directly relate to one of the Funds are charged directly to that Fund.

Other operating expenses of the Company, such as Directors fees and expenses, insurance expense, audit fees and legal fees are allocated between the three series of the Company based on the relative net asset value of the individual series.

h)	Reclassifications — Certain amounts in the 2004 financial statements have been reclassified to conform to the 2005 presentation.

i)	Counterparty risk — Counterparty risk may arise as the result of the failure of a counterparty to a securities contract to comply with the terms of the contract. Potential counterparty risk is measured by the creditworthiness of the counterparty and additional risk may arise from unanticipated events affecting the value of the underlying security.

2.	INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, other than short-term investments and short sales, for the year ended September 30, 2005 are summarized below. There were no purchases or sales of long-term U.S.Government Securities.

	Purchases	Sales
Leuthold Core Investment Fund	$1,240,348,455	$1,000,315,387
Leuthold Select Industries Fund	40,552,901	36,689,354
Grizzly Short Fund	—	—
At September 30,2005,gross unrealized appreciation and depreciation of investments and cost of investments (excluding short positions) for tax purposes were as follows:

	Leuthold	Leuthold
	Core	Select	Grizzly
	Investment	Industries	Short
	Fund	Fund	Fund
Cost of Investments	$730,501,807	$23,992,908	$7,918,401

Appreciation	157,237,414	7,516,232	—
Depreciation	(12,320,581)	(589,203)	—

Net unrealized appreciation	$144,916,833	$6,927,029	—

The differences between book and tax basis unrealized appreciation (depreciation) are primarily attributable to the tax deferral of losses on wash sales and mark-to-market adjustments on Passive Foreign Investment Companies (PFIC’s).

3.	INVESTMENTADVISORYAND OTHER AGREEMENTS

The Funds have entered into Investment Advisory Agreements with Leuthold Weeden Capital Management, LLC. Pursuant to its advisory agreements with the Funds, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly,at annual rates of 0.90%,1.00% and 1.25%, for the Leuthold Core Investment Fund, Leuthold

The Leuthold Funds
Select Industries Fund and Grizzly Short Fund, respectively, as applied to each Funds’ daily net assets.

The Investment Adviser has agreed to waive its advisory fee and/or reimburse the Funds’ other expenses, including organization expenses, to the extent necessary to ensure that the Funds’ total operating expenses (exclusive of interest, taxes, brokerage commissions, dividends and interest on short positions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) do not exceed the following rates,based on each Fund’s average daily net assets:

Leuthold Core Investment Fund	1.25%
Leuthold Select Industries Fund	1.60%
Grizzly Short Fund	2.50%
Any waiver or reimbursement is subject to later adjustments to allow the Investment Adviser to recoup amounts previously waived or reimbursed to the extent actual fees and expenses for a fiscal year are less than each Fund’s expense limitation cap, provided, however, that the Investment Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed. Waived/reimbursed expenses subject to potential recovery by year of expiration are as follows:
Leuthold Select Industries Fund

Year of Expiration	Recoverable Amount
9/30/07	$12,958
9/30/08	2,804
U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Funds. U.S. Bank, N.A. serves as custodian for the Funds.

For the year ended September 30, 2005, the Leuthold Core Investment Fund, Leuthold Select Industries Fund and Grizzly Short Fund paid Weeden & Co., L.P., an affiliate of the Adviser, $1,802,850, $53,296 and $149,421, respectively, for brokerage commissions.

4.	INDEMNIFICATIONS

The Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

5.	SUBSEQUENT EVENTS

As of September 30, 2005, the Leuthold Core Investment Fund (“Core Fund”) held certain investments with Refco Capital Markets, LTD (“Refco Capital”) totaling $64,650,251, or 5.81% of net assets.

On October 13, 2005, Refco Capital imposed a moratorium on customer withdrawals due in part to liquidity concerns. On October 17, 2005 Refco Inc. and certain of its subsidiaries including Refco Capital (the “Debtors”) filed voluntary petitions for reorganization from under Chapter 11 of the Bankruptcy Code. On October 27, 2005, the Company on behalf of the Core Fund filed a complaint against the Debtors seeking a declaratory judgment that certain cash, silver and palladium currently held by the Debtors on behalf of the Core Fund does not constitute property of the Debtors or its Chapter 11 estate and for a judgment that such assets be immediately returned to the Core Fund. The Debtors have not yet filed an answer to the complaint.

Due to the above factors, the Core Fund implemented its fair valuation procedures with respect to the impacted investments as of October 13, 2005. The implementation of the fair valuation process did not have a significant impact on the Core

The Leuthold Funds
Fund but there continues to be a high degree of uncertainty with these investment positions.

6.	ILLIQUID SECURITIES

The Funds may invest up to 5% of its net assets in securities for which there is no readily available market (“illiquid securities”). The 5% limitation includes securities whose disposition would be subject to legal restrictions (“restricted securities”). Illiquid and restricted securities often have a market value lower than the market price of unrestricted securities of the same issuer and are not readily marketable without some time delay. This could result in a Fund being unable to realize a favorable price upon disposition of such securities and in some cases might make disposition of such securities at the time desired by the Fund impossible.

The Leuthold Funds
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and Board of Directors
Leuthold Funds, Inc.
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Leuthold Funds, Inc. (consisting of Leuthold Core Investment Fund, Leuthold Select Industries Fund and Grizzly Short Fund) (the “Funds”) as of September 30, 2005, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods presented through September 30, 2001, were audited by other auditors whose report dated October 25, 2001 expressed an unqualified opinion on those financial highlights.
We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designating audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting Leuthold Funds, Inc. at September 30, 2005, the results of their operations for the year then ended and changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Minneapolis, Minnesota
November 22, 2005

The Leuthold Funds
ADDITIONAL INFORMATION
1.	SHAREHOLDER NOTIFICATION OF FEDERAL TAX STATUS (UNAUDITED)

The Leuthold Core Investment Fund designates $4,636,028 (94%) of ordinary income and short term capital gain distributions paid during the fiscal year ended September 30, 2005 as dividends qualifying for the dividends received deduction available to corporate shareholders.

The Leuthold Core Investment Fund designates $22,253,807 (82%) of total distributions paid during the fiscal year ended September 30, 2005 as net capital gain distributions eligible for long-term capital gain rates for individual shareholders.

For the fiscal year ended September 30,2005,certain dividends paid by the Leuthold Core Investment Fund may be subject to a maximum tax rate of 15% (“qualified dividend income”), as provided for by Internal Revenue Code Section 1(h). The Fund intends to designate the maximum eligible amount of its distributions as qualified dividend income. The Fund has received qualified dividend income from its investments of $6,783,130. Complete information will be computed and reported in conjunction with your 2005 Form 1099-DIV.

2.	ADDITIONAL DISCLOSURE REGARDING FUND DIRECTORS AND OFFICERS (UNAUDITED)
Independent Directors

				# of
				Portfolios in	Other
	Position(s)	Term of Office		Fund Complex	Directorships
Name,Age	Held with	and Length of	Principal Occupation	Overseen By	Held by
and Address	the Company	Time Served	During Past Five Years	Director	Director
John S. Chipman (79) 2121 W. 49th Street Minneapolis, MN 55409	Director	Indefinite Term, 9 Years Served	Professor of Economics at the University of Minnesota since 1981. Guest Professor at the University of Konstanz, Germany from 1986 to 1991 and was awarded an honorary doctorate from such institution in 1991.	3	None

Lawrence L. Horsch (70) 1404 Hilltop Ridge Houlton, WI 54082	Director	Indefinite Term, 9 Years Served	Member of the Board of Directors of Boston Scientific Corp., a public company engaged in developing, producing and marketing medical devices from February, 1995 to May 2003. Mr. Horsch served in various capacities with SCIMED Life Systems, Inc., including Acting Chief Financial Officer from 1994 to 1995, Chairman of the Board from 1977 to 1994, and as a director from 1977 to 1995. He has also served as Chairman of Eagle Management & Financial Corp., a management consulting firm, since 1990.	3	Chairman of the Board of Directors of Medical/CV Inc.

Paul M. Kelnberger (61) 8208 Galway Road Woodbury, MN 55125	Director	Indefinite Term, 9 Years Served	Consultant; Partner, Johnson, West & Co., PLC, from 1975 to 2002.	3	None

The Leuthold Funds
Interested Directors (and Officers)

				# of
				Portfolios in	Other
	Position(s)	Term of Office		Fund Complex	Trusteeships
Name, Age	Held with	and Length of	Principal Occupation	Overseen By	Held by
and Address	the Trust	Time Served	During Past FiveYears	Trustee	Trustee
Steven C. Leuthold (67) 100 N. Sixth Street Suite 412A Minneapolis, MN 55403	Director, President and Treasurer	Indefinite Term, 9 Years Served	Chief executive officer of the managing member of Leuthold Weeden Capital Management, LLC (the “Adviser”). He has also been a Portfolio Manager for the predecessors to the Adviser, Leuthold & Anderson, Inc. (since 1987) and Leuthold, Weeden & Associates, L.P. (since 1991).	3	None

Edward C. Favreau (53) 100 N. Sixth Street Suite 412A Minneapolis, MN 55403	Director and Vice President	Indefinite Term, 5 Years Served	Manager of Marketing and Sales of the Adviser since July, 1999. Prior to joining the Adviser, Mr. Favreau served as Vice President and Sales Manager of U.S. Bancorp Investments Inc. (formerly First Bank Investment Services) from June ,1993 until July, 1999. Prior to that time Mr. Favreau served in various capacities for U.S. Bank from July,1988 until June, 1993.	3	None

David R. Cragg (36) 100 N. Sixth Street Suite 412A Minneapolis, MN 55403	Vice President and Secretary	Indefinite Term, 5 Years Served	Manager of Compliance of the Adviser since January,1999. Prior to joining the Adviser, Mr. Cragg served as Operations Manager of Piper Trust Company from November, 1997 until January, 1999. Prior to that time, Mr. Cragg served in various capacities for Piper Trust Company from February, 1993 until November, 1997.	3	None
The Statement of Additional Information includes additional information about the Fund’s Directors and is available free of charge upon request by calling the Fund toll free at (800) 273-6886.
3.	AVAILABILITY OF PROXY VOTING INFORMATION

Information regarding how the Funds vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (800) 273-6886 or by accessing the Funds’website at www.leutholdfunds.com and the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the twelve months ending June 30, 2005 is available through the Funds’ website at www.leutholdfunds.com and on the SEC’s website at www.sec.gov.

The Leuthold Funds
InvestmentAdviser:
     Leuthold Weeden Capital
       Management, LLC, Minnesota
Administrator, Transfer Agent, Dividend Paying Agent, Shareholder Servicing Agent:
     U.S. Bancorp Fund Services, LLC, Wisconsin
Custodian:
     U.S. Bank, N.A., Ohio
Counsel:
     Foley & Lardner, LLP, Wisconsin
Independent Registered Public Accounting Firm:
      Ernst & Young LLP, Minnesota
The Funds are required to file their complete schedules of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Once filed, the Fund’s Form N-Q is available without charge, upon request on the SEC’s website (http://www.sec.gov) and may be available by calling 1-800-273-6886. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330);(ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfosec.gov.
This report is authorized for distribution only when preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.
Item 3. Audit Committee Financial Expert.
The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee. Paul Kelnberger is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 09/30/2005	FYE 09/30/2004

Audit Fees	$87,500	$51,000
Audit-Related Fees	$—	$—
Tax Fees	$5,250	$5,000
All Other Fees	$—	$1,000

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)
The following table indicates the non-audit fees billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity,

etc. —not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 09/30/2005	FYE 09/30/04

Registrant	$5,250	$6,000
Registrant’s Investment Adviser	$15,560	$16,693

Item 5. Audit Committee of Listed Registrants.
Not applicable to open-end investment companies.
Item 6. Schedule of Investments.
Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end investment companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not applicable to open-end investment companies.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.
Not applicable to open-end investment companies.
Item 10. Submission of Matters to a Vote of Security Holders.
Not Applicable.
Item 11. Controls and Procedures.
(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-

3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no significant changes in the Registrant’s internal controls over financial reporting that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2)Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Leuthold Funds, Inc.

By (Signature and Title)	/s/ Steven C. Leuthold
Steven C. Leuthold, President

Date	December 8, 2005
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Steven C. Leuthold
Steven C. Leuthold, President

Date	December 8, 2005

By (Signature and Title)*	/s/ David R. Cragg

David R. Cragg, Treasurer

Date	December 8, 2005

*	Print the name and title of each signing officer under his or her signature.